Senti Bio Announces Strategic Steps to Prioritize Investment in Lead Clinical Program

– Strategic resource allocation to focus investment on clinical development of SENTI-202 and SENTI-301A partnership in China; interim data from Phase 1 clinical trial of SENTI-202 expected in 2H 2024 –

– Anticipated cost savings, which includes an approximately 37% reduction in workforce, expected to extend cash runway into 1Q 2025 –

SOUTH SAN FRANCISCO, Calif., January 5, 2024 — Senti Biosciences, Inc. (Nasdaq: SNTI) (“Senti Bio” or the “Company”), a clinical stage biotechnology company developing next-generation cell and gene therapies using its proprietary Gene Circuit platform, today announced plans to streamline its business operations, including reducing its workforce by approximately 37 percent, to enable increased focus on SENTI-202, a first-in-class Logic Gated investigational cell therapy for the treatment of acute myeloid leukemia (“AML”). The Investigational New Drug (“IND”) application for SENTI-202 was cleared by the U.S. Food and Drug Administration (“FDA”) in December 2023 and the Company anticipates dosing the first patient in the second quarter of 2024. Additionally, the Company will continue to support the clinical development activities of SENTI-301A for the treatment of advanced glypican 3 (“GPC3”)-expressing hepatocellular carcinoma (“HCC”) in China through its partnership with Celest Therapeutics. The Company expects that these resource allocation efforts, combined with other expected receivables, will extend its cash runway into the first quarter of 2025.

“We have made significant progress toward our mission to advance our Gene Circuit enhanced oncology cell therapies and recently achieved our milestone of IND clearance for SENTI-202, in line with our previous guidance. Despite this progress, we are taking the difficult but necessary steps to enhance our focus on demonstrating clinical proof-of-concept for our Gene Circuit technology and potentially bringing SENTI-202 and SENTI-301A to patients,” said Timothy Lu, MD, PhD, Chief Executive Officer and Co-Founder of Senti Bio. “With these resource allocation efforts, our team will remain laser-focused on the clinical progress of SENTI-202 and supporting our partnership with Celest Therapeutics for SENTI-301A in China. We extend our immense gratitude to our dedicated colleagues impacted by this decision and are committed to supporting them throughout this process."

The Company outlined the following key strategic decisions:
•Prioritize the clinical development of SENTI-202, a potentially first-in-class, off-the-shelf Logic Gated chimeric antigen receptor natural killer (“CAR-NK”) cell therapy product candidate for the treatment of AML and other hematologic malignancies. The Company anticipates the following from the Phase 1 clinical trial:
◦First patient dosed in the second quarter of 2024
◦Initial efficacy data by year-end 2024
◦Durability data in 2025
•Continue SENTI-301A program work in China through the partnership with Celest Therapeutics; the first patient is anticipated to be dosed in the first half of 2024
•Scale back all other research and development initiatives while continuing to support ongoing partnerships with Spark Therapeutics and BlueRock Therapeutics
•Reduce current headcount by approximately 37 percent; anticipated to be completed in the first quarter of 2024
◦The Company expects to incur one-time costs of approximately $1 million, of which nearly all are cash expenditures related to severance and are anticipated to be incurred in the first quarter of 2024
◦The combination of anticipated cost savings, and the Company’s balance of cash, cash equivalents and investment securities of $40.3 million as of November 30, 2023, and other expected receivables, are now expected to fund its revised operating plan into the first quarter of 2025

About Senti Bio
Senti Biosciences is a biotechnology company developing a new generation of cell and gene therapies for patients living with incurable diseases. To achieve this, Senti Bio is leveraging a synthetic biology platform called Gene Circuits to create therapies with enhanced precision and control. These Gene Circuits are designed to precisely kill cancer cells, spare healthy cells, increase specificity to target cells and control the expression of drugs even after administration. The Company’s wholly-owned pipeline utilizes off-the-shelf chimeric antigen receptor natural killer (CAR-NK) cells, outfitted with Gene Circuits, to target challenging liquid and solid tumor indications. Senti Bio has also preclinically demonstrated the potential breadth Gene Circuits in other modalities, diseases outside of oncology, and continues to advance these capabilities through partnerships with Spark Therapeutics and BlueRock Therapeutics.

Forward-Looking Statements
This press release and document contain certain statements that are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the words “believe,” “could,” “predict,” “continue,” “ongoing,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “forecast,” “seek,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations of Senti Bio’s management and assumptions, whether or not identified in this document, and, as a result, are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, Senti Bio’s expected cash runway; expectations regarding its growth, strategy, progress and timing of its clinical trials, including the anticipated dosing of patients and availability of data, and the timing thereof; the extent, timing and financial aspects of the reduction in workforce; as well as statements about the potential attributes and benefits of Senti Bio’s platform technology. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Senti Bio. Many factors could cause actual future results to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions, (ii) changes in the competitive and highly regulated industries in which Senti Bio operates, variations in operating performance across competitors, changes in laws and regulations affecting Senti Bio’s business, (iii) the ability to implement business plans, forecasts and other expectations, (iv) the risk of downturns and a changing regulatory landscape in Senti Bio’s highly competitive industry, (v) risks relating to the uncertainty of any projected financial information with respect to Senti Bio, (vi) risks related to uncertainty in the timing or results of Senti Bio’s clinical trial start up, clinical studies, patient enrollment, and GMP manufacturing startup activities, (vii) Senti Bio’s dependence on third parties in connection with clinical trial startup, clinical studies, and GMP manufacturing activities, (viii) risks related to delays and other impacts from macroeconomic and geopolitical events, increasing rates of inflation and rising interest rates on business operations, and (ix) the success of any future research and development efforts by Senti Bio. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Senti Bio’s most recently filed periodic report, and other documents filed by Senti Bio from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements in this document. There may be additional risks that Senti Bio does not presently know, or that Senti Bio currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements in this document. Forward-looking statements speak only as of the date they are made. Senti Bio anticipates that subsequent events and developments may cause Senti Bio’s assessments to change. Except as required by law, Senti Bio assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Availability of Other Information About Senti Biosciences, Inc.
For more information, please visit the Senti Bio website at https://www.sentibio.com or follow Senti Bio on Twitter (@SentiBio) and LinkedIn (Senti Biosciences). Investors and others should note that we communicate with our investors and the public using our company website (www.sentibio.com), including, but not limited to, company disclosures, investor presentations and FAQs, Securities and Exchange Commission filings, press releases, public conference call transcripts and webcast transcripts, as well as on Twitter and LinkedIn. The information that we post on our website or on Twitter or LinkedIn could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Senti Bio Contacts
Investors: investors@sentibio.com
Media: media@sentibio.com